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                                                                    Exhibit 23.3


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Post-Effective Amendment No. 7 to the Registration Statement on Form S-11 of our report dated March 30, 2004 relating to the financial statements of Behringer Harvard Short-Term Opportunity Fund I, LP which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


January 21, 2005
Dallas, Texas